SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2000

COMPAQ COMPUTER CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-9026 (Commission File Number)	76-0011617 (IRS Employer Identification No.)

20555 SH 249 Houston, Texas (Address of Principal Executive Offices)	77070 (Zip Code)

(281) 370-0670
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

ITEM 5. Other Events.

      On August 3, 2000, Compaq Computer Corporation (“Compaq”) filed with the Securities and Exchange Commission (the “SEC”) a Prospectus Supplement, dated August 1, 2000, to the Prospectus, dated June 16, 2000, in connection with the offering of an aggregate of $575,000,000 in principal amount of notes, consisting of two series, with one series due August 1, 2002 for an aggregate principal amount of $275,000,000 and the other series due August 1, 2005 for an aggregate principal amount of $300,000,000.

      Pursuant to Compaq’s Registration Statement on Form S-3 filed with the SEC on May 11, 2000 (and effective as of June 16, 2000), this Current Report is also filed to include the opinion and consent of Skadden, Arps, Slate, Meagher & Flom LLP which are filed as Exhibits 5.1 and 23.2, respectively, to this Current Report, and to report Compaq’s computation of earnings to fixed charges, which is filed as Exhibit 12.1 to this Current Report.

ITEM 7. Financial Statements and Exhibits.

Exhibit 5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP

Exhibit 12.1	Computation of Ratio of Earnings to Fixed Charges

Exhibit 23.2	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.1)

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPAQ COMPUTER CORPORATION

Dated: August 4, 2000

/s/ Linda S. Auwers

By: Linda S. Auwers Vice President, Associate General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP

12.1	Computation of Ratio of Earnings to Fixed Charges

23.2	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.1)

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